UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2014

SWISHER HYGIENE INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-35067	27-3819646
(Commission File Number)	(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina	28210
(Address of Principal Executive Offices)	(Zip Code)

 (704) 364-7707

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 14, 2014, Swisher Hygiene Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Employment Agreement between the Company and Thomas C. Byrne, dated October 16, 2013 (the “Agreement”).  Pursuant to the Amendment, Mr. Byrne’s employment with the Company terminated effective June 30, 2014 and Mr. Byrne’s aggregate eligible bonus was reduced to $300,000, with $150,000 payable currently and $150,000 payable on or before September 30, 2015.  All other terms of the Agreement remain materially unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISHER HYGIENE INC.

Date: July 18, 2014	By:	/s/ William T. Nanovsky,
William T. Nanovsky,
Senior Vice President and Chief Financial Officer